                                 EXHIBIT 10.87

                   LEASE AGREEMENT FOR AMERICREDIT BUILDING

                                LEASE AGREEMENT


                                by and between




                   ADEVCO CONTACT CENTERS JACKSONVILLE, LLC
                                 ("Landlord")



                                      and


                     AMERICREDIT FINANCIAL SERVICES, INC.
                                  ("Tenant")



                                  dated as of

                               November 20, 2000



                                      for



                                   Premises

                                  containing

                   85,000 square feet of Rentable Floor Area



                    Term:  One Hundred Twenty (120) Months

                               TABLE OF CONTENTS

                                                                            Page

1.  Certain Definitions.....................................................  1
2.  Lease of Premises.......................................................  2
3.  Term....................................................................  3
4.  Possession..............................................................  3
5.  Rental Payments.........................................................  4
6.  Base Rental.............................................................  4
7.  Net Lease...............................................................  4
8.  Taxes...................................................................  5
9.  Tenant Taxes............................................................  6
10. Payments................................................................  6
11. Late Charges............................................................  6
12. Utilities and Services..................................................  6
13. Use Rules...............................................................  7
14. Alterations.............................................................  7
15. Repairs.................................................................  8
16. Landlord's Right of Entry...............................................  9
17. Insurance...............................................................  9
18. Waiver of Subrogation................................................... 10
19. Default................................................................. 10
20. Waiver of Breach........................................................ 13
21. Assignment and Subletting............................................... 14
22. Destruction............................................................. 15
23. Attorneys' Fees......................................................... 16
24. Time.................................................................... 16
25. Subordination, Attornment and Non-Disturbance........................... 16
26. Estoppel Certificates................................................... 17
27. Cumulative Rights....................................................... 17
28. Holding Over............................................................ 17
29. Surrender of Premises................................................... 17
30. Notices................................................................. 18

31. Damage or Theft of Personal Property.................................... 18
32. Eminent Domain.......................................................... 18
33. Parties................................................................. 19
34. Indemnification......................................................... 19
35. Force Majeure........................................................... 19
36. Landlord's Liability.................................................... 20
37. Landlord's Covenant of Quiet Enjoyment.................................. 20
38. Hazardous Substances.................................................... 20
39. Submission of Lease..................................................... 21
40. Severability............................................................ 21
41. Entire Agreement........................................................ 21
42. Headings................................................................ 21
43. Brokers................................................................. 21
44. Governing Law........................................................... 22
45. Special Stipulations.................................................... 22
46. Authority............................................................... 22
47. Radon Gas............................................................... 22

Special Stipulations
        1.     Extension Options                                 Exhibit "E"
        2.     Early Termination                                 Exhibit "E"
        3.     Parking                                           Exhibit "E"
        4.     Building and Monument Signs                       Exhibit "E"
        5.     Land Acquisition                                  Exhibit "E"
        6.     Access                                            Exhibit "E"
        7.     Expansion Option                                  Exhibit "E"

Exhibit "A"    -    Legal Description
Exhibit "B"    -    Floor Plan
Exhibit "C"    -    Supplemental Notice
Exhibit "D"    -    Construction Obligations
Exhibit "D-1"  -    Preliminary Plans
Exhibit "D-2"  -    Coordination of Layout Work by Landlord
Exhibit "D-3"  -    Materials Standards
Exhibit "D-4"  -    Matrix
Exhibit "D-5"  -    Approved Schedule
Exhibit "E"    -    Special Stipulations
Exhibit "F"    -    Rules and Regulations
Exhibit "G"    -    Tenant's Special Equipment
Exhibit "H"    -    Floor Plan Showing Expansion Space

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT ("Lease"), is made and entered into as of this 20 day of November, 2000 by and between Landlord and Tenant.


                             W I T N E S S E T H:
                             - - - - - - - - - -


     1.  Certain Definitions.  For purposes of this Lease, the following terms
         -------------------
shall have the meanings hereinafter ascribed thereto:

         (a)  Landlord:  ADEVCO CONTACT CENTERS JACKSONVILLE, LLC

         (b)  Landlord's Address:

              c/o ADEVCO Corporation
              3867 Holcomb Bridge Road
              Norcross, Georgia  30092

         (c) Tenant: AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation

         (d)  Tenant's Address:

                      801 Cherry Street, Suite 3900
                      Fort Worth, Texas  76102
                      Attn:  Senior Vice President, Facilities

              With a copy to:

                      General Counsel
                      AmeriCredit  Corp.
                      801 Cherry Street, Suite 3900
                      Fort Worth, Texas 76120

         (e)  Building Address:

              ____ Village Square Parkway
              Orange Park, Florida  32003

         (f)  Suite Number:  N/A

         (g)  Rentable Floor Area of the Building:

              85,000 square feet (subject to the provisions of Article 2 of this Lease)

         (h)  Lease Term:  One hundred twenty (120) months

         (i)  Base Rental Rate:

                                            RATE PER SQUARE FOOT
                                            OF RENTABLE FLOOR
              LEASE YEAR                    AREA OF BUILDING
              ----------                    --------------------
              Lease Year 1                       $15.33
              Lease Year 2                       $15.72
              Lease Year 3                       $16.11
              Lease Year 4                       $16.51
              Lease Year 5                       $16.92
              Lease Year 6                       $17.35
              Lease Year 7                       $17.78
              Lease Year 8                       $18.23
              Lease Year 9                       $18.68
              Lease Year 10                      $19.15

         (j) First Floor Rental Commencement Date: The later of (x) June 1, 2001, or (y) the earlier of (I) the date which is one (1) day after First Floor Substantial Completion (as defined in Paragraph 1[i] of Exhibit "D"
                                                                   -----------
     attached hereto) or (II) the date upon which Tenant takes possession and occupies any portion of the first floor of the Building for business purposes.

         (k) Second Floor Rental Commencement Date: The later of (x) June 1, 2001, or (y) the earlier of (I) the date which is one (1) day after Second Floor Substantial Completion (as defined in Paragraph 1[i] of Exhibit "D"
                                                                   -----------
     attached hereto) or (II) the date upon which Tenant takes possession and occupies any portion of the second floor of the Building for business purposes.

         (l) Construction Allowance for Building: $30.00 per square foot of Rentable Floor Area of the Building.

         (m) Design Allowance for Building: $3.00 per square foot of Rentable Floor Area of the Building.

         (n)  Sign Allowance:  Up to $25,000 (see Special Stipulation 4).

         (o) Brokers: Arledge/Power Real Estate Group, Inc. (representing Tenant) and ADEVCO Realty Group, LLC (representing Landlord).

     2.  Lease of Premises.
         -----------------

         (a) Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease from Landlord, the building premises (the "Building") located or to be located on that certain tract of land (the "Land") more particularly described on Exhibit "A" attached hereto and by this reference made a part
                  -----------
     hereof, which Building comprises 85,000 square feet of Rentable Floor Area (subject to the provisions of this Article 2) as outlined on the floor plans attached hereto as Exhibit "B" and by this reference made a part
                              -----------
     hereof, with no easement for light, view or air included or being granted hereunder. The "Project" is comprised of the Building, the Land, the Building's parking facilities, any walkways, covered walkways or other means of access to the Building and the Building's parking facilities, any lobbies or plazas, and any other improvements or landscaping on the Land. For purposes of this Lease, the Rentable Floor Area of the Building shall be the Rentable Area of the Building as defined and determined in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings, ANSI/BOMA Z65.1-1996 published by the Building Owners and Managers Association International and certified by Landlord's architect.

         (b) Landlord acknowledges that Tenant is entering into this Lease on the condition that Tenant shall be granted certain tax abatements by Clay County, Florida (the "County"). Tenant shall, within three (3) days of the date of this Lease, make application to the County seeking such tax abatements for which Tenant may be qualified, and shall thereafter diligently seek a grant of the tax abatements from the County. Such diligence by Tenant shall include, but not be limited to, furnishing such information as may be requested by the County and attendance at any hearings before the County as may be required. In the event that the County does not, within thirty (30) days of the date on which Tenant submits its application, grant Tenant the tax abatements applied for by Tenant, then Tenant shall have the right to terminate this Lease by written notice to Landlord given prior to the date which is forty (40) days after the date of this Lease.

         (c) So long as no uncured event of default by Tenant shall exist under this Lease, (i) Landlord will consult with Tenant regarding any issue as to which Landlord, as owner of the Land, is entitled to vote under the Fleming Island Plantation Owners' Association, and (ii) Landlord will comply with any written direction given by Tenant to Landlord with respect to such vote, provided that the written directions given by Tenant are commercially reasonable.

     3.  Term. The term of this Lease ("Lease Term") shall commence on the date
         ----
first hereinabove set forth, and, unless sooner terminated as provided in this Lease, shall end on the expiration of the period designated in Article 1(h) above, which period shall commence on the last occurring Rental Commencement Date, unless the last occurring Rental Commencement Date shall be other than the first day of a calendar month, in which event such period shall commence on the first day of the calendar month following the month in which the last occurring Rental Commencement Date occurs. Promptly after the last occurring Rental Commencement Date, Landlord shall send to Tenant a Supplemental Notice in the form of Exhibit "C" attached hereto and by this reference made a part hereof,
        ----------
specifying the First Floor Rental Commencement Date, the Second Floor Rental Commencement Date, the date of expiration of the Lease Term in accordance with
Article 1(h) above and this Article 3 and certain other matters as therein set forth.

     4.  Possession. The obligations of Landlord and Tenant with respect to the
         ----------
Building and the initial leasehold improvements are set forth in Exhibit "D"
                                                                 ----------
attached hereto and by this reference made a part hereof. Within thirty (30) days after the last occurring Rental Commencement Date, Tenant shall have the right to prepare and provide to Landlord a list of incomplete or defective Punch List Items, all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense, and, for a period of eleven (11) months following the date of Substantial Completion (as defined in Paragraph 1(i) of Exhibit "D"
                                                                    ----------
attached hereto), Tenant shall have the right to notify Landlord of its discovery of latent defects in the Building all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense. Except for such Punch List Items so specified by Tenant within said thirty (30) day period, and except for such latent defects specified by Tenant within such eleven (11) month period, the taking of possession by Tenant shall be deemed conclusively to establish that Landlord's construction obligations with respect to the Building have been completed in accordance with the plans and specifications approved by Landlord and Tenant and that the Building, to the extent of Landlord's construction obligations with respect thereto, is in good and satisfactory condition.

     5.  Rental Payments.
         ---------------

         (a) Commencing on the First Floor Rental Commencement Date with respect to the Rentable Floor Area on the first floor of the Building and commencing on the Second Floor Rental Commencement Date with respect to the Rentable Floor Area on the second floor of the Building, and continuing thereafter throughout the Lease Term, Tenant hereby agrees to pay all Rent due and payable under this Lease. As used in this Lease, the term "Rent" shall mean the Base Rental and any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including without limitation any and all other sums that may become due by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant. Base Rental shall be due and payable in twelve (12) equal installments on the first day of each calendar month, commencing on the applicable Rental Commencement Date and continuing thereafter throughout the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time) monthly in advance. Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without demand, set-off or counterclaim except as expressly otherwise permitted by the terms of this Lease.

         (b) If the applicable Rental Commencement Date is other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the installments of Base Rental for such month or months shall be prorated on a daily basis and the installment or installments so prorated shall be paid in advance.

     6.  Base Rental.  From and after the First Floor Rental Commencement Date
         -----------
Tenant shall pay to Landlord a base annual rental (herein called "Base Rental") for each Lease Year equal to the Base Rental Rate set forth for such Lease Year in Article 1(i) above multiplied by the Rentable Floor Area on the first floor of the Building. From and after the Second Floor Rental Commencement Date Tenant shall pay to Landlord Base Rental for each Lease Year equal to the Base Rental Rate set forth for such Lease Year in Article 1(i) above multiplied by the Rentable Floor Area on the second floor of the Building. The combined Rentable Floor Area on the first and second floors of the Building is set forth in Article 1(f) above. As used in this Lease, the term "Lease Year" shall mean each twelve month period during the Lease Term, provided, however, the first Lease Year shall commence on the applicable Rental Commencement Date first occurring and shall end on the last day of the twelfth (12th) full calendar month after the applicable Rental Commencement Date last occurring. Each subsequent Lease Year shall commence on the date immediately following the last day of the preceding Lease Year and shall continue for a period of twelve (12) months, except that the last Lease Year of the Lease Term shall terminate on the date this Lease expires or is otherwise terminated.

     7.  Net Lease.  It is the purpose and intent of Landlord and Tenant
         ---------
that, except as expressly provided in Article 8(a) hereof, the Rent payable hereunder shall be absolutely and unconditionally net to the Landlord, so that this Lease shall yield, net to the Landlord, the Base Rental specified in
Article 6 hereof in each Lease Year during the Lease Term of this Lease, as such Base Rental may be adjusted during the Extended Terms as provided in Special Stipulation 1 hereof. Except to the extent specifically provided in this Lease, no happening, event, occurrence or situation during the Lease Term of this Lease, whether foreseen or unforeseen, and however extraordinary, shall permit Tenant to quit or surrender the Building or shall relieve Tenant from its liability to pay the Rent under this Lease, or shall relieve Tenant from any of its obligations under this Lease.

     8.  Taxes.
         -----

         (a) Commencing on the applicable Rental Commencement Date first occurring and thereafter during the Lease Term of this Lease, Tenant shall pay directly to the applicable taxing authority, at least ten (10) days prior to the date same shall become due and payable, all ad valorem taxes, Community Development District taxes, general and special assessments (including, without limitation, all assessments for public improvements or benefits commenced or completed during the Lease Term of this Lease), transit taxes, water and sewer taxes, rates and rent, excises, levies, license and permit fees and other fees, taxes, impositions and charges of every kind and nature whatsoever, general and special, foreseen and unforeseen, extraordinary as well as ordinary (hereinafter collectively referred to as "Taxes") which shall or may be charged, levied, laid, assessed, imposed, become due or payable, or liens upon or for, or with respect to (i) the Project or any part thereof, or any personal property, appurtenances or equipment owned by Tenant thereon or therein or any part thereof, (ii) the rent received for any use or occupancy of the Building (except that Landlord shall be responsible for the current seven percent (7%) Florida sales tax on rent as hereinafter provided), (iii) such franchise, licenses and permits as may pertain to the use of the Building,
     (iv) any documents to which Tenant is a party, creating or transferring an interest in the Building or this Lease, (v) this Lease, and (vi) the use or occupancy of the Building or any part thereof by Tenant or any subtenant, together with all interest and penalties thereon, under or by virtue of all present or future laws, ordinances, requirements, orders, directives, rules or regulations of the federal, state and county governments and all other governmental authorities whatsoever (all of which shall also be included in the term "Taxes" as heretofore defined). The term "Taxes" shall not include the current seven percent (7%) Florida sales tax on rentals, it being agreed that Landlord shall be responsible for the payment of the current seven percent (7%) Florida sales tax on the Rent payable by Tenant under this Lease, but if the Florida sales tax shall ever be increased to an amount in excess of seven percent (7%), Tenant shall be responsible for the amount of the excess, and if the Florida sales tax shall ever be reduced to an amount less than seven percent (7%), the Base Rental payable by Tenant each month during the period of any such reduction of the Florida sales tax shall be decreased to the amount that will net to Landlord the same amount of Base Rental that would be retained by Landlord if the Florida sales tax remained at seven percent (7%). The term "Taxes" shall also not include excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal, state and local income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income from the Building). Landlord shall forward copies of all bills or statements for taxes to Tenant promptly upon receipt thereof by Landlord. In the event Landlord shall at any time receive a refund or rebate of any Taxes paid by Tenant hereunder or any economic development incentive grant based upon any Taxes paid by Tenant hereunder, Landlord shall promptly pay to Tenant the amount of such refund or rebate of Taxes or grant received by Landlord, provided that no event of default by Tenant has occurred and is continuing.

         (b) In the event any special assessments may at the option of the taxpayer be paid in installments (whether or not interest accrues on the unpaid balance of the assessments), Tenant may exercise the option to pay such assessments (and any accrued interest on the unpaid balance of such assessments) in installments, and in that event, Tenant will pay to the applicable taxing authority the installments that become due after the applicable Rental Commencement Date first occurring and thereafter during the Lease Term of this Lease at least ten
     (10) days prior to the date that same become due.

         (c) Tenant will have the right to contest the amount or validity, in whole or in part, of any Taxes by appropriate proceedings diligently conducted in good faith, only after paying the Taxes or posting such security as Landlord may reasonably require in order to protect the Building against loss or forfeiture. Upon the termination of those proceedings, Tenant will pay the amount of the Taxes or part of the Taxes as finally determined, the payment of which may have been deferred during the prosecution of the proceedings, together with any costs, fees, interest, penalties or other related liabilities. Landlord will not be required to join in any contest or proceedings unless the provisions of any law or regulations then in effect require the proceedings be brought by or in the name of Landlord. In that event, Landlord will join in the proceedings or permit them to be brought in its name; however, Landlord will not be subjected to any liability for the payment of any costs or expenses in connection with any contest or proceedings, and Tenant will indemnify Landlord against and save Landlord harmless from any of those costs and expenses.

         (d) If the Second Floor Rental Commencement Date should occur before or after the First Floor Rental Commencement Date, Landlord and Tenant shall effect an appropriate proration of the Taxes attributable to the period between the first occurring Rental Commencement Date and the second occurring Rental Commencement Date based on a Rentable Floor Area basis.

     9.  Tenant Taxes. Tenant shall pay promptly when due all taxes directly or
         ------------
indirectly imposed or assessed upon Tenant's gross sales, business operations, machinery, equipment, trade fixtures and other personal property or assets, whether such taxes are assessed against Tenant, Landlord or the Building. In the event that such taxes are imposed or assessed against Landlord or the Building, Landlord shall furnish Tenant with all applicable tax bills, public charges and other assessments or impositions and Tenant shall forthwith pay the same either directly to the taxing authority.

     10. Payments.  All payments of Rent and other payments to be made to
         --------
Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate. All such payments shall be mailed or delivered to Landlord's Address designated in Article 1(b) above or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by no later than the due date for such payment. Tenant agrees to pay to Landlord Fifty Dollars ($50.00) for each check presented to Landlord in payment of any obligation of Tenant which is not paid by the bank on which it is drawn, together with interest from and after the due date for such payment at the rate of twelve percent (12%) per annum on the amount due.

     11. Late Charges. Any Rent or other amounts payable to Landlord under this
         ------------
Lease, if not paid by the seventh (7/th/) day of the month for which such Rent is due, or by the due date specified on any invoices from Landlord for any other amounts payable hereunder, shall incur a late charge of Five Hundred Dollars ($500.00) for Landlord's administrative expense in processing such delinquent payment and in addition thereto shall bear interest at the rate of twelve (12%) per annum from and after the due date for such payment. In no event shall the rate of interest payable on any late payment exceed the legal limits for such interest enforceable under applicable law.

     12. Utilities and Services.  Commencing on the First Floor Rental
         ----------------------
Commencement

Date with respect to the first floor of the Building and commencing on the Second Floor Rental Commencement Date with respect to the second floor of the Building and thereafter during the Lease Term of this Lease, Tenant shall be responsible for and shall pay the cost of all cleaning and janitorial services provided to the Building and the Project, and Tenant shall pay the appropriate suppliers for all water, sewer, gas, electricity, light, heat, telephone, television cable, rubbish removal, power, and other utilities and services used by Tenant at the Project, whether or not the services are billed directly to Tenant. Tenant shall also be responsible for all charges for such utilities and services used or consumed by Tenant at the Project prior to the applicable Rental Commencement Date. Commencing on the first occurring Rental Commencement Date and thereafter during the Lease Term of this Lease, Tenant will also pay the Fleming Island Plantation's Owners' Association dues payable by Landlord as owner of the Project, together with such other costs and expenses incurred by Landlord as "owner" of the Project under and pursuant to any private restrictive covenants applicable to the Property. The share of the foregoing costs which are applicable to the Project shall be determined in accordance with the applicable agreement or declarations encumbering the Property. The obligation of Tenant to pay for such services and utilities supplied or provided during the Lease Term of this Lease shall survive the expiration or earlier termination of this Lease.

     13. Use Rules.  The Building shall be used for executive, general
         ---------
administrative, office space, business service center and other similar purposes and no other purposes and in accordance with all applicable laws, ordinances, rules and regulations of governmental authorities, all private restrictive covenants applicable to the Project, all nationally recognized industry standards applicable to such uses and the Rules and Regulations attached hereto as Exhibit "F" and made a part hereof. Tenant covenants and agrees to abide by
   -----------
the Rules and Regulations in all respects as now set forth and attached hereto or as hereafter reasonably promulgated by Landlord. Landlord shall have the right at all times during the Lease Term to publish and promulgate and thereafter enforce such rules and regulations or reasonable changes in the existing Rules and Regulations as it may reasonably deem necessary to protect the tenantability, safety, operation, and welfare of the Building and the Project. Landlord shall enforce the Rules and Regulations in a nondiscriminatory manner.

     14. Alterations.  Except for any initial improvement of the Building
         -----------
pursuant to Exhibit "D", which shall be governed by the provisions of said
            -----------
Exhibit "D", and except for the installation of "Tenant's Equipment" (as
-----------
hereinafter defined) pursuant to Exhibit "G", which shall be governed by the
                                 -----------
provisions of Exhibit "G", and except for "Permitted Alterations" (as
              -----------
hereinafter defined), Tenant shall not make, suffer or permit to be made any alterations, additions or improvements to or of the Building or any part thereof, or attach any fixtures or equipment thereto (collectively, an "Alteration") without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld. Except for Tenant's trade fixtures and personal property which are readily removable and Tenant's Equipment (as defined in Section 10 of Exhibit "G" attached hereto), all such alterations, additions
                 -----------
and improvements shall become Landlord's property at the expiration or earlier termination of the Lease Term and shall remain with the Building without compensation to Tenant unless Landlord elects by notice to Tenant at the time of granting consent (or, with respect to Permitted Alterations, unless Landlord elects by notice to Tenant within thirty (30) days after Tenant's request for such election by Landlord for the applicable Permitted Alterations; provided, however, that if such request is not made by Tenant within thirty (30) days after completion of the applicable Permitted Alteration, Landlord may elect by notice to Tenant at any time thereafter) to have Tenant remove such alterations, additions and improvements, in which event, notwithstanding any contrary provisions respecting such alterations, additions and improvements contained in
Article 29 hereof, Tenant shall promptly restore, at its sole cost and expense, the Building to its condition prior to the installation of such alterations, additions and improvements, normal wear and tear excepted. The following alterations are referred to as "Permitted Alterations": any Alteration or related series of Alterations if such Alteration or related series of
Alterations: (i) are nonstructural; (ii) do not cause any violation of and do not require any change in any certificate of occupancy applicable to the

Building; (iii) do not cause any change in the outside appearance of the Building, do not weaken or impair the structure of the Building and do not reduce the value of the Building or the Project; (iv) do not affect the proper functioning of the Building equipment; and (v) do not cost in excess of $50,000.00. Tenant shall give Landlord prior notice of any Permitted Alteration, and upon completion of any Permitted Alteration (other than decorations), Tenant shall deliver to Landlord three (3) copies of the "as-built" plans for such Permitted Alteration.

     15. Repairs.
         -------

         (a) Landlord shall maintain in good order and repair, subject to normal wear and tear and subject to casualty and condemnation as provided in Articles 22 and 32, respectively, the roof, foundation, and structural portions of the interior structural columns and walls and the exterior structural walls, the exterior windows, the Building's parking lot, driveways, and light poles. Notwithstanding the foregoing obligation, the cost of any repairs or maintenance to the foregoing necessitated by the intentional acts or negligence of Tenant or its agents, contractors, employees, licensees, subtenants or assigns, shall be borne solely by Tenant and shall be deemed Rent hereunder and shall be reimbursed by Tenant to Landlord within thirty (30) days of notice of such demand. Except as expressly set forth above in this Article 15(a), Landlord shall not be required to make any repairs or improvements to the Building except for any initial improvements to the Building pursuant to the provisions of Exhibit "D" and except structural repairs necessary for safety and tenantability and except for the correction of punchlist items and latent defects pursuant to the provisions of Article 4 hereof.

         (b) Tenant covenants and agrees that it will take good care of the Building and all alterations, additions and improvements thereto, including the mechanical, electrical, plumbing and fire safety systems within the Building, and will keep and maintain the same in good condition and repair, except for normal wear and tear, damage by fire or other casualty, and repairs which are the responsibility of Landlord under Article 15(a) above. Tenant shall also maintain the curbs, the sidewalks, the exterior lighting (excluding the light poles), landscaping, irrigation systems, fences, utility lines from the property line of the Land to and within the Building, and other exterior elements of the Project in good order, condition and repair. Tenant shall keep the landscaped areas planted, the lawns cut, shrubbery trimmed, and windows cleaned in an aesthetically pleasing manner. All lawn areas shall be timely mowed and edged at least once a week during the growing season of March through October and as needed to keep an even, well groomed appearance during the months of November through February. Lawn areas shall be watered and fertilized at such times and in such quantities as required to keep the grass alive and attractive and shall be kept reasonably free of weeds. All trees, plants and ground cover shall be timely and properly trimmed (including the removal of dead wood) according to their plant culture and the landscape design and shall be watered and fertilized at such times and in such quantities as are required to keep them alive and attractive. All exterior areas of the Project shall be kept free at all times from debris and papers, and, except for natural areas, shall be kept free at all times from excessive leaves, branches and trash of all kinds. Tenant shall promptly report, in writing, to Landlord any defective or dangerous condition known to Tenant. Except for Tenant's rights as set forth in Article 19(e), to the fullest extent permitted by law, Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Building as may be provided by any law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Building or any part thereof, except as specifically and expressly herein set forth.

     16. Landlord's Right of Entry. Landlord shall retain duplicate keys to all
         -------------------------
doors of the Building and Landlord and its agents, employees and independent contractors shall have the right to enter the Building at reasonable hours to inspect and examine same, to make repairs, additions, alterations, and improvements, to exhibit the Building to mortgagees, prospective mortgagees, purchasers or, within twelve (12) months prior to the end of the Lease Term, tenants, and to inspect the Building to ascertain that Tenant is complying with all of its covenants and obligations hereunder; provided, however, that Landlord shall, except in case of emergency, have the right to enter only with the prior knowledge of Tenant and such entry shall be during Tenant's normal business hours (unless Tenant otherwise consents to entry during other hours, which consent Tenant agrees not to unreasonably withhold or delay), and Tenant shall have the right in such case to have a representative of Tenant accompany Landlord and its agents, contractors and employees while they are within the Building. Landlord shall be allowed to take into and through the Building any and all materials that may be required to make such repairs, additions, alterations or improvements. During such time as such work is being carried on in or about the Building, the Rent provided herein shall not abate, and Tenant waives any claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any part thereof; provided and on the condition that Landlord shall use all reasonable and diligent efforts to minimize the disruption of Tenant's business and to protect Tenant's property during such times.

     17. Insurance.
         ---------

         (a) Tenant shall either self insure or procure at its expense and maintain throughout the Lease Term a policy or policies of all-risk insurance insuring the full replacement cost of its furniture, equipment, supplies, Tenant's Equipment, and other property owned, leased, held or possessed by it and contained in the Building or otherwise located within the Project. Tenant shall also shall procure at its expense and maintain throughout the Lease Term a policy or policies of worker's compensation insurance as required by applicable law. Tenant shall also procure at its expense and maintain throughout the Lease Term a policy or policies of insurance, insuring Tenant, Landlord, Landlord's managing agent and Landlord's mortgagee, if any, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction or installation work being done by Tenant or Tenant's contractors on the Building or elsewhere in the Project (including the installation of Tenant's Equipment), or arising out of the condition, use, or occupancy of the Building, or in any way occasioned by or arising out of the activities of Tenant, its agents, contractors or employees in the Building, or other portions of the Building or the Project, and of Tenant's guests and licensees while they are in the Building, the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Five Million Dollars ($5,000,000) for each occurrence. Such insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in this Lease. All insurance policies procured and maintained by Tenant pursuant to this Article 17 shall name Landlord and any additional parties designated by Landlord as additional insured, shall be carried with companies licensed to do business in the State of Florida having a rating from Best's Insurance Reports of not less than A-/X, and shall be non-cancelable and not subject to material change except after at least twenty (20) days' written notice to Landlord. Duly executed certificates of insurance with respect to such policies shall be delivered to Landlord prior to the date Tenant enters the Building for the installation of its improvements, trade fixtures, furniture or Tenant's Equipment (as defined in Exhibit "G" attached hereto), and certificates
                              ----------
     evidencing renewals of such policies shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

         (b) Landlord shall procure at its expense (but with the expense to be reimbursed by Tenant as herein provided) and shall thereafter maintain throughout the Lease Term a policy or policies of all-risk (including rent loss coverage) real and personal property insurance with respect to the Building (including the leasehold improvements, but excluding the Tenant's Equipment and Tenant's other personal property and equipment), insuring against loss or damage by fire and such other risks as are from time to time included in a standard form of all-risk policy of insurance available in the State of Florida, subject to a reasonable deductible amount reasonably approved by Tenant (Tenant hereby acknowledging that a $25,000 deductible amount is reasonable). Said Building and improvements shall be insured for the benefit of Landlord in an amount not less than the full replacement costs thereof as determined from time to time by the insurance company (and such insurance may provide for a reasonable deductible). Landlord shall also procure at its expense (but with the expense to be reimbursed by Tenant as herein provided) and shall thereafter maintain throughout the Lease Term a policy or policies of commercial general liability insurance insuring against the liability of Landlord arising out of the maintenance, use and occupancy of the Project, with limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Five Million Dollars ($5,000,000.00) for each occurrence, subject to a reasonable deductible amount reasonably approved by Tenant (Tenant hereby acknowledging that a $25,000 deductible amount is reasonable). Such insurance required herein shall be issued by an insurance company licensed to do business in the State of Florida having a rating from Best Insurance Reports of not less than A-/X. Any insurance required to be carried by Landlord hereunder may be carried under blanket policies covering other properties of Landlord and/or its partners and/or their respective related or affiliated corporations so long as such blanket policies provide insurance at all times for the Project as required by this Lease. Upon reasonable request from Tenant, Landlord will provide a certificate of insurance evidencing the maintenance of the insurance required herein. Tenant agrees that Tenant shall reimburse Landlord for the costs of all insurance maintained by Landlord under this Article 17(b) attributable to the period from and after the first occurring Rental Commencement Date, and Tenant shall make payment of such costs of insurance to Landlord within fifteen (15) days after Tenant shall receive request for payment thereof from Landlord accompanied by copies of the invoices or premium statements evidencing the amount of such costs.

     18. Waiver of Subrogation. Landlord and Tenant shall each have included in
         ---------------------
all policies of fire, extended coverage, business interruption and loss of rents insurance respectively obtained by them covering the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

     19. Default.
         -------

         (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Rent or any other charge or assessment against Tenant pursuant to the terms hereof within ten (10) days after receipt by Tenant of notice in writing from Landlord; provided, however, such notice and such grace period shall be required to be provided by Landlord and shall be accorded Tenant if necessary, only two (2) times during any consecutive twelve (12) month period of the Lease Term, and in the event of default shall be deemed to have immediately occurred upon the third failure by Tenant to make a timely payment as aforesaid within any consecutive twelve (12) month period of the Lease Term, it being intended by the parties hereto that such notice and such grace period shall protect against infrequent unforeseen clerical errors beyond the control of Tenant, and shall not protect against Tenant's lack of diligence of planning in connection with its obligation to make timely payment of rent and other amounts due hereunder; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within thirty (30) days after notice thereof to Tenant provided, however, in the case of a failure or breach which is capable of being remedied by Tenant but which cannot with due diligence be remedied by Tenant within a period of thirty (30) days, if Tenant proceeds as promptly as may be reasonably possible after the service of such notice and with all due diligence to remedy the failure or breach and thereafter to prosecute the remedying of such failure or breach with all due diligence, Tenant shall have an additional period of time, not to exceed ninety (90) days (for a total of one hundred twenty (120) days from the service of such notice), in which to effect such cure; (iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding;
     (iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed or discharged within sixty (60) days after the commencement thereof; (v) a receiver or trustee shall be appointed for the Building or for all or substantially all of the assets of Tenant or of any guarantor of this Lease; (vi) Tenant shall fail to take possession of the Building as provided in this Lease; (vii) Tenant shall do or permit to be done anything which creates a lien upon the Building or the Project and such lien is not removed or discharged by bond or otherwise (or by the posting of such security with Landlord as Landlord shall determine, in Landlord's reasonable discretion) within thirty (30) days after the filing thereof;
     (viii) Tenant shall fail to return a properly executed instrument to Landlord in accordance with the provisions of Article 25 hereof within the time period provided for such return following Landlord's request for same as provided in Article 25; or (ix) Tenant shall fail to return a properly executed estoppel certificate to Landlord in accordance with the provisions of Article 26 hereof within the time period provided for such return following Landlord's request for same as provided in Article 26.

          (b) Upon the occurrence of any of the aforesaid events of default (Landlord and Tenant acknowledging that certain events of default as defined in Article 19[a] cannot occur without the written notice from Landlord expressly provided for with respect to such events of default in
     Article 19[a]), Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever: (i) terminate this Lease, in which event Tenant shall immediately surrender the Building to Landlord and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Building and expel or remove Tenant and any other person who may be occupying said Building or any part thereof without being liable for prosecution or any claim of damages therefor; Tenant hereby agreeing to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Building on satisfactory terms or otherwise; (ii) terminate Tenant's right of possession (but not this Lease) and enter upon and take possession of the Building and expel or remove Tenant and any other person who may be occupying said Building or any part thereof, by entry, dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution or any claim of damages therefor and, if Landlord so elects, make such alterations, redecorations and repairs as, in Landlord's judgment, may be necessary to relet the Building, and Landlord may, but shall be under no obligation to do so, relet the Building or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms as Landlord may reasonably deem advisable, with or without advertisement, and by private negotiations, and receive the rent therefor, Tenant hereby agreeing to pay to Landlord the deficiency, if any, between all Rent reserved hereunder and the total rental applicable to the Lease Term hereof obtained by Landlord re-letting, and Tenant shall be liable for Landlord's expenses in redecorating and restoring the Building and all costs incident to such re-letting, including broker's commissions and lease assumptions, and in no event shall Tenant be entitled to any rentals received by Landlord in excess of the amounts due by Tenant hereunder; or (iii) enter upon the Building without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys' fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, except for damage to property or injury to persons to the extent caused by the gross negligence or willful misconduct of Landlord. If Landlord shall reenter the Building and take possession from Tenant without terminating this Lease, provided that Tenant has vacated the Building and is not contesting Landlord's right to the possession of the Building, Landlord will use reasonable efforts to relet the Building and thereby mitigate the damages which Landlord shall incur. Tenant hereby agrees that Landlord's agreement to use reasonable efforts to relet the Building in order to mitigate Landlord's damages shall not be deemed to impose upon Landlord any obligation to relet the Building for any purpose other than the uses permitted under this Lease or to any tenant who is not financially capable of performing the duties and obligations imposed upon Tenant under this Lease with respect to the portion of the Building leased by such tenant. If this Lease is terminated by Landlord as a result of the occurrence of an event of default, Landlord may declare to be due and payable immediately, the present value (calculated with a discount factor of eight percent [8%] per annum) of the difference between (x) the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would become due and payable during the remainder of the Lease Term determined as though this Lease had not been terminated (including, but not limited to, increases in Rent pursuant to this Lease), and (y) the then fair market rental value of the Building for the remainder of the Lease Term. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other charges and assessments theretofore due, at Landlord's address as provided herein, it being agreed that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).

          (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. No reentry or taking possession of the Building by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or an election by Landlord to terminate this Lease unless written notice of such intention is given to Tenant. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Building by Landlord as above provided, allowance shall be made for the expense of repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, the reasonable fees of Landlord's third party attorneys as provided in Article 23 hereof.

          (d) The abandonment or vacation of the Building shall not be an event of default by Tenant under this Lease, but in the event Tenant shall abandon or vacate the Building for more than ninety (90) days, unless due to a casualty, condemnation or remodeling (which remodeling is being diligently prosecuted), Landlord may, at any time while such abandonment or vacation of the Building is continuing, notify Tenant of Landlord's election to terminate this Lease, in which event this Lease shall terminate on the date so selected by Landlord in Landlord's written election to terminate this Lease, and on the date so set forth in Landlord's written election, this Lease shall terminate and come to an end as though the date selected by Landlord were the last day of the natural expiration of the Lease Term; provided, however, that no such termination shall affect or limit any obligations or liabilities of Tenant arising or accruing under this Lease prior to the effective date of any such termination; and provided further that Tenant may rescind Landlord's election by (i) notifying Landlord in writing, within ten (10) days after receipt of Landlord's written election to terminate this Lease, that Tenant will reoccupy the Building for business purposes and (ii) in fact, so reoccupying the Building for business purposes within sixty (60) days thereafter.

          (e) If Landlord shall default in the performance of any of its obligations under this Lease in a way which materially and adversely affects the use or tenantability of the Building (including but not limited to a failure to cure Punch List Items or latent defects within the applicable time periods set forth in Article 4 of this Lease), and such default shall continue for thirty (30) days after notice from Tenant specifying Landlord's default (except that if such default cannot be cured within said thirty [30] day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the thirty [30] day and proceeds diligently thereafter to effect such cure and completes such cure as promptly as reasonably possible under all the circumstances), Tenant may, without prejudice to any of its other rights under this Lease, correct or cure such default by Landlord and invoice Landlord the cost and expenses incurred by Tenant therefor, and Landlord shall reimburse Tenant within thirty (30) days following receipt of such invoice.

     20.  Waiver of Breach. No waiver of any breach of the covenants,
          ----------------
warranties, agreements, provisions, or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred.

     21. Assignment and Subletting. Tenant shall not, without the prior written
         -------------------------
consent of Landlord, assign this Lease or any interest herein or in the Building, or mortgage, pledge, encumber, hypothecate or otherwise transfer or sublet the Building or any part thereof or permit the use of the Building by any party other than Tenant. Consent to one or more such transfers or subleases shall not destroy or waive this provision, and all subsequent transfers and subleases shall likewise be made only upon obtaining the prior written consent of Landlord. Without limiting the foregoing prohibition, in no event shall Tenant assign this Lease or any interest herein, whether directly, indirectly or by operating of law, or sublet the Building or any part thereof or permit the use of the Building or any part thereof by any party (i) if the proposed assignee or subtenant is a party who would (or whose use would) detract from the character of the Building as a first-class building, such as, without limitation, a dental, medical or chiropractic office or a governmental office,
(ii) if the proposed use of the Building shall involve an occupancy rate of more than one (1) person per 100 square feet of Rentable Floor Area within the Building, or (iii) if the proposed assignment or subletting shall be to a governmental subdivision or agency or any person or entity who enjoys diplomatic or sovereign immunity. Notwithstanding the foregoing prohibition, Tenant shall have the right, without the consent of Landlord but with prior notice to Landlord, to assign this Lease or sublet the entire Premises to an entity which is more than fifty percent (50%) owned, directly or indirectly, by Tenant, or to an entity which directly or indirectly owns more than fifty percent (50%) of Tenant, or to an entity which is more than fifty percent (50%) owned, directly or indirectly, by an entity which itself owns, directly or indirectly, more than fifty percent (50%) of Tenant. No assignment of this Lease or subletting of the Building shall relieve Tenant of any liability arising under this Lease. Sublessees or transferees of the Building for the balance of the Lease Term shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant (or any guarantor of Tenant's obligations hereunder) of any liability therefor, and Tenant shall remain obligated for all liability to Landlord arising under this Lease during the entire remaining Lease Term including any extensions thereof, whether or not authorized herein. If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in the Tenant shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest in the capital stock of Tenant, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. Landlord may, as a prior condition to considering any request for consent to an assignment or sublease (when Landlord's consent is required), require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee. In the event Landlord consents to an assignment or sublease, Tenant shall pay to Landlord a fee to cover Landlord's reasonable accounting costs plus any legal fees incurred by Landlord as a result of the assignment or sublease, not to exceed $2,500.00. Any consideration, in excess of the Rent and other charges and sums due and payable by Tenant under this Lease, paid to Tenant by any assignee of this Lease for its assignment, or by any sublessee under or in connection with its sublease (when Landlord's consent is required), or otherwise paid to Tenant by another party for use and occupancy of the Building or any portion thereof, shall be retained by Tenant and Landlord shall have no right or claim thereto as against Tenant. No assignment of this Lease consented to by Landlord shall be effective unless and until Landlord shall receive an original assignment and assumption agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and Tenant's proposed assignee, whereby the assignee assumes due performance of this Lease to be done and performed for the balance of the then remaining Lease Term of this Lease. No subletting of the Building, or any part thereof, shall be effective unless and until there shall have been delivered to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and the proposed sublessee, whereby the sublessee acknowledges the right of Landlord to continue or terminate any sublease, in Landlord's sole discretion, upon termination of this Lease, and such sublessee agrees to recognize and attorn to Landlord in the event that Landlord elects under such circumstances to continue such sublease.

     22. Destruction.
         -----------

         (a) If the Building are damaged by fire or other casualty, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of the Landlord (except that Tenant shall bear the cost of repairs and rebuilding to the extent of the deductibles under Landlord's insurance policy), unless this Lease is terminated as provided in this Article 21, and during the period required for restoration, a just and proportionate part of Base Rental shall be abated until the Building is repaired or rebuilt.

         (b) If the Building is damaged or destroyed by fire or other casualty, Landlord shall give Tenant written notice (the "Repair Notice") within thirty (30) days after the date of the casualty specifying Landlord's reasonable estimate of the time period to complete the repairs of such damage or destruction. If the Building is (i) damaged to such an extent that repairs cannot, in Landlord's good faith judgment, be completed within one hundred eighty (180) days after the date of the casualty or (ii) damaged or destroyed as a result of a risk which is not insured under standard fire insurance policies with extended coverage endorsement, or
     (iii) damaged or destroyed during the last six (6) months of the Lease Term, or if the Building is damaged in whole or in part, to such an extent that the Building cannot, in Landlord's good faith judgment, be operated economically as an integral unit, then and in any such event Landlord may at its option terminate this Lease by notice in writing to the Tenant within thirty (30) days after the date of such occurrence. If the Building is damaged to such an extent that repairs cannot, in Landlord's good faith judgment, be completed within one hundred eighty (180) days after the date of the casualty or if the Building is substantially damaged during the last six (6) months of the Lease Term, then in either such event Tenant may elect to terminate this Lease by notice in writing to Landlord within ten
     (10) days after the date of the Repair Notice. Unless Landlord or Tenant elects to terminate this Lease as hereinabove provided, this Lease will remain in full force and effect and Landlord shall repair such damage at its expense to the extent required under this Article as expeditiously as possible under the circumstances. If Landlord, subject to force majeure and subject to delays caused by Tenant, does not restore the Premises as required in this Article 22(b) within the time period herein set forth, Tenant may terminate this Lease at any time thereafter [and Rent shall be accounted for as of the date of termination (as of the date of the fire or other casualty with respect to the damaged portion)], prior to the date such restoration is substantially completed, provided (i) Tenant gives Landlord not less than thirty (30) days prior written notice, and (ii) Landlord does not complete the restoration during such thirty (30) day period.

         (c)  If Landlord should elect or be obligated pursuant to subparagraph
     (a) above to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to the original Building and the leasehold improvements in the Building and shall not extend to Tenant's Equipment or any furniture, equipment, supplies or other personal property owned or leased by Tenant, its employees, contractors, invitees or licensees. If the cost of performing such repairs exceeds the actual proceeds of insurance paid or payable to Landlord (or which would have been payable to Landlord had Landlord maintained the insurance required by this Lease to be maintained by Landlord on account of such casualty), or if Landlord's mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a casualty loss be paid to it, Landlord may terminate this Lease unless Tenant, within thirty (30) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available to Landlord for such purpose.

         (d) In no event shall Landlord be liable for any loss or damage sustained by Tenant by reason of casualties mentioned hereinabove or any other accidental casualty.

     23. Attorneys' Fees. In the event Landlord or Tenant defaults in the
         ---------------
performance of any of the terms, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Building, in the hands of an attorney, or files suit upon the same, and should such non-defaulting party prevail in such suit, the defaulting party, to the extent permitted by applicable law, agrees to pay the non-defaulting party all reasonable attorney's fees actually incurred by the non-defaulting party.

     24. Time. Time is of the essence of this Lease and whenever a certain day
         ----
is stated for payment or performance of any obligation of Tenant or Landlord, the same enters into and becomes a part of the consideration hereof.

     25. Subordination, Attornment and Non-Disturbance.
         ---------------------------------------------

         (a)  Existing Security Deeds or Underlying Leases. Landlord represents
              --------------------------------------------
     and warrants to Tenant that (i) as of the date of this Lease, Landlord has a valid contract to acquire fee simple title to the Land, (ii) Landlord shall acquire fee simple title to the Land prior to the date Landlord shall commence construction of the Building on the Land, and (iii) as of the later of the date of this Lease or the date Landlord acquires fee simple title to the Land, the Land is (or will be) free and clear of any mortgages, deeds to secure debt, deeds of trust or other such financing instruments (each a "Security Deed") or any ground or underlying leases, except for Security Deeds as to which Landlord has obtained for the benefit of Tenant a non-disturbance agreement as provided in Article 25(b) below.

         (b)  Subordination. Tenant agrees that within ten (10) business days
              -------------
     after receipt of a written request from the Landlord, from the holder or proposed holder of any Security Deed or from the lessor or proposed lessor under any underlying lease, Tenant shall execute a subordination, non-disturbance and attornment agreement ("non-disturbance agreement") subordinating this Lease to the interest of such holder or lessor and their respective heirs, successors and assigns. The holder of any such Security Deed or the lessor under any such underlying lease shall agree in such nondisturbance agreement that, so long as Tenant complies with all of the terms and conditions of this Lease and is not in default hereunder beyond the period of cure of such default as provided herein, such holder or lessor or any person or entity acquiring the interest of the Landlord under this Lease as a result of the enforcement of such Security Deed or lease or deed in lieu thereof (the "Successor Landlord") shall not take any action to disturb Tenant's possession of the Building during the remainder of the Lease Term and any extension or renewal thereof and the Successor Landlord shall recognize all of Tenant's rights under this Lease, despite any foreclosure, lease termination or other action by such holder or lessor, including, without limitation, the taking of possession of the Building or any portion thereof by the Successor Landlord or the exercise of any assignment of rents by the holder or lessor. In any such non-disturbance agreement, Tenant shall agree to give the holder of the Security Deed (or, in the case of an underlying lease, the lessor thereunder) notice of defaults by Landlord hereunder (but only to the address previously supplied to Tenant in writing) at the same time as such notice is given to Landlord and time periods to cure such defaults which are the same as those granted to Landlord hereunder (which time period shall run from and after such notice is given to such holder or lessor), and Tenant shall further agree that any Successor

     Landlord shall not be personally liable for any accrued obligation of the former landlord, or for any act or omission of the former landlord, whether prior to or after such enforcement proceedings, nor be subject to any counterclaims which shall have accrued to Tenant against the former landlord prior to the date upon which such Successor Landlord shall become the owner of the Building. Such non-disturbance agreement shall also provide for the attornment by Tenant to the Successor Landlord and shall provide that such Successor Landlord shall not be (a) subject to any offsets which the Tenant might have against the former landlord; or (b) bound by any Base Rental or any other payments which the Tenant under this Lease might have paid for more than one (1) month in advance to any former landlord under this Lease. Landlord will join in the signing of the non-disturbance agreement, and such non-disturbance agreement will be in the form suitable for recording in the deed records of Clay County, Florida.

          (c)  Election by Mortgagee. If the holder of any Security Deed or any
               ---------------------
     lessor under a ground or underlying lease elects to have this Lease superior to its Security Deed or lease and signifies its election in the instrument creating its lien or lease or by separate instrument recorded in connection with or prior to a foreclosure, or in the foreclosure deed itself, then this Lease shall be superior to such Security Deed or lease.

     26.  Estoppel Certificates. Within thirty (30) days after request therefor
          ---------------------
by Landlord, Tenant agrees to execute and deliver to Landlord in recordable form an estoppel certificate addressed to Landlord, any mortgagee or assignee of Landlord's interest in, or purchaser of, the Building or any part thereof, certifying (if such be the case) that this Lease is unmodified and is in full force and effect (and if there have been modifications, that the same is in full force and effect as modified and stating said modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by Tenant; and stating the date to which Rent and other charges have been paid. Such certificate shall also include such other information as may reasonably be required by such mortgagee, proposed mortgagee, assignee, purchaser or Landlord. Any such certificate may be relied upon by Landlord, any mortgagee, proposed mortgagee, assignee, purchaser and any other party to whom such certificate is addressed. Tenant shall not be required to provide any such certificate more than twice per calendar year.

     27.  Cumulative Rights. All rights, powers and privileges conferred
          -----------------
hereunder upon the parties hereto shall be cumulative to, but not restrictive of, or in lieu of those conferred by law.

     28.  Holding Over. If Tenant remains in possession after expiration or
          ------------
termination of the Lease Term with or without Landlord's written consent, Tenant shall become a tenant-at-sufferance, and there shall be no renewal of this Lease by operation of law. During the period of any such holding over, all provisions of this Lease shall be and remain in effect except that the monthly rental shall be one hundred fifty percent (150%) of the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Lease Term including renewals and extensions. The inclusion of the preceding provisions of this Article 28 in this Lease shall not be construed as Landlord's consent for Tenant to hold over except as expressly set forth in this Article 28.

     29.  Surrender of Premises. Upon the expiration or other termination of
          ---------------------
this Lease, Tenant shall quit and surrender to Landlord the Building and every part thereof and all alterations, additions and improvements thereto, broom clean and in good condition and state of repair, except only reasonable wear and tear, damage by fire or other casualty, and repairs which are the responsibility of Landlord. Tenant shall remove Tenant's trade fixtures, Tenant's Equipment, and all personalty and other equipment not attached to the Building which it has placed upon the Building, and Tenant shall repair all damage to the Building, Building or Project caused by the removal of such property. If Tenant shall fail or refuse to remove all of Tenant's effects, personalty, Tenant's Equipment, and other equipment from the Building upon the expiration or termination of this Lease for any cause whatsoever or upon the Tenant being dispossessed by process of law or otherwise, such effects, personalty, Tenant's Equipment, and other equipment shall be deemed conclusively to be abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without obligation to account for them. Tenant shall pay Landlord on demand any and all expenses incurred by Landlord in the removal of such property, including, without limitation, the cost of repairing any damage to the Building or Project caused by the removal of such property and storage charges (if Landlord elects to store such property). The covenants and conditions of this Article 29 shall survive any expiration or termination of this Lease.

     30.  Notices. All notices required or permitted to be given hereunder shall
          -------
be in writing and may be delivered in person to either party or may be sent by courier or by United States Mail, certified, return receipt requested, postage prepaid. Any such notice shall be deemed received by the party to whom it was sent (i) in the case of personal delivery or courier delivery, on the date of delivery to such party, and (ii) in the case of certified mail, the date receipt is acknowledged on the return receipt for such notice or, if delivery is rejected or refused or the U.S. Postal Service is unable to deliver same because of changed address of which no notice was given pursuant hereto, the first date of such rejection, refusal or inability to deliver. All such notices shall be addressed to Landlord or Tenant at their respective address set forth hereinabove or at such other address as either party shall have theretofore given to the other by notice as herein provided.

     31. Damage or Theft of Personal Property. All Tenant's Equipment, trade
         ------------------------------------
fixtures, personal property, and other equipment brought into Building by Tenant, or Tenant's employees or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of invitees or other users of the Building or any other person, unless such theft or damage is the result of the act of Landlord or its employees and Landlord is not relieved therefrom by Article 18 hereof. Unless caused by the negligence of Landlord or its employees, Landlord shall not at any time be liable for damage to any such property in or upon the Building or Project which results from power surges or other deviations from the constancy of the electrical service or from gas, smoke, water, rain, ice or snow which issues or leaks from or forms upon any part of the Building or from the pipes or plumbing work of the same, or from any other place whatsoever.

     32. Eminent Domain.
         --------------

         (a) If all or part of the Building shall be taken for any public or quasi-public use by virtue of the exercise of the power of eminent domain or by private purchase in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Building by written notice to the other within thirty (30) days after such date.

         (b) If this Lease is terminated under the provisions of this Article 32, Rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of any leasehold estate or for the value of the unexpired Lease Term provided that the foregoing shall not preclude any claim that Tenant may have against the condemning authority for the unamortized cost of leasehold improvements, to the extent the same were installed at Tenant's expense (and not with the proceeds of the Construction Allowance), or for loss of business, moving expenses or other consequential damages, in accordance with subparagraph (d) below.

         (c) If there is a partial taking of the Building and this Lease is not thereupon terminated under the provisions of this Article 32, then this Lease shall remain in full force and effect, and Landlord shall, within a reasonable time thereafter, repair or reconstruct the remaining portion of the Building to the extent necessary to make the same a complete architectural unit; provided that in complying with its obligations hereunder Landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord.

         (d) All compensation awarded or paid to Landlord upon a total or partial taking of the Building shall belong to and be the property of Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, for damage to, and cost of removal of, Tenant's Equipment, trade fixtures, furniture and other personal property belonging to Tenant, and for the unamortized cost of leasehold improvements to the extent same were installed at Tenant's expense (and not with the proceeds of the Construction Allowance or Sign Allowance). In no event shall Tenant have or assert a claim for the value of any unexpired term of this Lease. Subject to the foregoing provisions of this subparagraph (d), Tenant hereby assigns to Landlord any and all of its right, title and interest in or to any compensation awarded or paid as a result of any such taking.

     33.  Parties. The term "Landlord", as used in this Lease, shall include
          -------
Landlord and its assigns and successors. It is hereby covenanted and agreed by Tenant that should Landlord's interest in the Building cease to exist for any reason during the Lease Term, then notwithstanding the happening of such event, this Lease nevertheless shall remain in full force and effect, and Tenant hereby agrees to attorn to the then owner of the Building. The term "Tenant" shall include Tenant and its heirs, legal representatives and successors, and shall also include Tenant's assignees and sublessees, if this Lease shall be validly assigned or the Building sublet for the balance of the Lease Term or any renewals or extensions thereof. In addition, Landlord and Tenant covenant and agree that Landlord's right to transfer or assign Landlord's interest in and to the Building, or any part or parts thereof, shall be unrestricted, and that in the event of any such transfer or assignment by Landlord which includes the Building, Landlord's obligations to Tenant thereafter arising hereunder shall cease and terminate, and Tenant shall look only and solely to Landlord's assignee or transferee for performance thereof.

     34.  Indemnification. Tenant hereby indemnifies Landlord from and agrees
          ---------------
to hold Landlord harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorney's fees, imposed on Landlord by any person whomsoever, caused in whole or in part by any negligent act or omission of Tenant, or any of its employees, contractors, servants, agents, subtenants or assignees, or of Tenant's invitees while such invitees are within the Project, except for such matters as are caused by the gross negligence or willful misconduct of Landlord, its employees, agents, contractors and subcontractors. Landlord hereby indemnifies Tenant from and agrees to hold Tenant harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorney's fees, imposed on Tenant by any person whomsoever, caused in whole or in part by any negligent act or omission of Landlord, or any of its employees, contractors, servants, agents, subtenants or assignees, or of Landlord's invitees while such invitees are within the Project, except for such matters as are caused by the gross negligence or willful misconduct of Tenant, its employees, agents, contractors and subcontractors. The provisions of this
Article 34 shall survive any termination of this Lease.

     35.  Force Majeure. In the event of strike, lockout, labor trouble, civil
          -------------
commotion, act of God, or any other cause beyond a party's control (collectively "force majeure") resulting in the

Landlord's inability to supply the services or perform the other obligations required of Landlord hereunder, then, except for the express rights of termination granted to Tenant elsewhere in this Lease, this Lease shall not terminate and Tenant's obligation to pay Rent and all other charges and sums due and payable by Tenant shall not be affected or excused and Landlord shall not be considered to be in default under this Lease. If, as a result of force majeure, Tenant is delayed in performing any of its obligations under this Lease, other than Tenant's obligation to pay Rent and all other charges and sums payable by Tenant hereunder, Tenant's performance shall be excused for a period equal to such delay and Tenant shall not during such period be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

     36.  Landlord's Liability. Landlord shall have no personal liability with
          --------------------
respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look for satisfaction of Tenant's remedies, if any, solely to the equity of Landlord in and to the Building and the Land described in Exhibit "A" hereto and to the proceeds of
                                   -----------
Landlord's insurance policy or policies actually paid to Landlord and not applied by Landlord by the applicable claim or to the restoration of the Building as required by the terms of this Lease (unless same are not so applied because such proceeds are required by the holder of a mortgage to be paid to it to reduce the debt secured by such mortgage). It is expressly understood and agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to said Land and Building and the aforedescribed proceeds of insurance. In no event shall any partner of Landlord nor any joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease.

     37.  Landlord's Covenant of Quiet Enjoyment. Provided Tenant performs the
          --------------------------------------
terms, conditions and covenants of this Lease, and subject to the terms and provisions hereof, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession, occupancy and use of the Building, for the Lease Term, without hindrance, claim or molestation by Landlord or any other person lawfully claiming under Landlord.

     38.  Hazardous Substances.
          --------------------

          (a) Tenant hereby covenants and agrees that Tenant shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be generated, placed, held, stored, used, located or disposed of at the Project or any part thereof, except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Building for general office and administrative purposes, but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use, storage, production, transportation and disposal of such Hazardous Substances. For purposes of this Article 38, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or in any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws"). Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence in, or the escape, leakage, spillage, discharge, emission or release from, the Building of any Hazardous Substances (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ["CERCLA"], any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in this Article. The obligations of Tenant under this Article shall survive any expiration or termination of this Lease.

          (b) Landlord warrants and represents to Tenant that, to the best knowledge of Landlord after the conduct of reasonable diligence by Landlord, the Land is, and as of the first occurring Rental Commencement Date shall be, free of any contamination by Hazardous Substances, and there is no reason to believe that there are any conditions concerning the Land that would constitute a violation of any Environmental Laws. Landlord shall furnish to Tenant copies of any and all environmental assessments prepared for or furnished to Landlord in connection with Landlord's purchase and/or financing of its purchase of the Land.

     39.  Submission of Lease. The submission of this Lease for examination does
          -------------------
not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant.

     40.  Severability. If any clause or provision of the Lease is illegal,
          ------------
invalid or unenforceable under present or future laws, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical to the said clause or provision as may be legal, valid and enforceable.

     41.  Entire Agreement. This Lease contains the entire agreement of the
          ----------------
parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with any obligation of Tenant hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. No failure of Tenant to exercise any power given Tenant hereunder, or to insist upon strict compliance by Landlord with any obligation of Landlord hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Tenant's right to demand exact compliance with the terms hereof. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant. This Lease is not in recordable form, and Tenant agrees not to record or cause to be recorded this Lease or any short form or memorandum thereof.

     42.  Headings. The use of headings herein is solely for the convenience of
          --------
indexing the various paragraphs hereof and shall in no event be considered in construing or interpreting any provision of this Lease.

     43.  Brokers. Tenant represents and warrants to Landlord that (except with
          -------
respect to any Brokers identified in Article 1[o] hereinabove) no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Building and that (except with respect to any Brokers identified in Article 1[o] hereinabove) no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson, or other person as a result of any act or agreement of Tenant. Tenant agrees to indemnify and hold Landlord harmless from all loss, liability, damage, claim, judgment, cost or expense (including reasonable attorneys' fees and court costs) suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant's failure to pay commissions, fees,or compensation due to any broker who represented Tenant, whether or not disclosed, or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than the Brokers identified in Article 1[o] hereinabove) claiming to have dealt with Tenant. Tenant shall use reasonable efforts to cause any agent or broker representing Tenant to execute a lien waiver to and for the benefit of Landlord, waiving any and all lien rights with respect to the Building and Land which such agent or broker has or might have under Florida law. Landlord agrees to indemnify and hold Tenant harmless from all loss, liability, damage, claim, judgment, cost or expense, (including reasonable attorney's fees and court costs) suffered or incurred by Tenant as a result of Landlord's failure to pay commissions, fees or compensation due to any broker who represented Landlord, whether or not disclosed, with respect to this Lease, including any Brokers identified in Article 1(o).

     44.  Governing Law. The laws of the State of Florida shall govern the
          -------------
validity, performance and enforcement of this Lease. Tenant hereby submits to the non-exclusive personal jurisdiction in the State of Florida, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Lease, and Tenant hereby waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Florida for the purpose of litigation to enforce this Lease.

     45.  Special Stipulations. The special stipulations attached hereto as
          --------------------
Exhibit "E" are hereby incorporated herein by this reference as though fully set
-----------
forth.

     46.  Authority. Each of the persons executing this Lease on behalf of
          ---------
Tenant does hereby personally represent and warrant that each person signing on behalf of the corporation is an officer of the corporation and is authorized to sign on behalf of the corporation. Tenant does hereby represent and warrant that Tenant is a duly incorporated and validly existing corporation and is fully authorized and qualified to do business in the State of Florida, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is an officer of the corporation and is authorized to sign on behalf of the corporation. Upon the request of Landlord, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with this Article, and Tenant agrees to promptly execute all necessary and reasonable applications or documents as reasonably requested by Landlord, required by the jurisdiction in which the Building is located, to permit the issuance of necessary permits and certificates for Tenant's use and occupancy of the Building. Each of the persons executing this Lease on behalf of Landlord does hereby personally represent and warrant that each person signing on behalf of the corporate member of Landlord is an officer of such corporation and is authorized to sign on behalf of such corporation as member of Landlord. Landlord does hereby represent and warrant that Landlord is a duly formed and validly existing limited liability company and is fully authorized and qualified to do business in the State of Florida, that the limited liability company has full right and authority to enter into this Lease, and that each person signing on behalf of the corporate member of Landlord is an officer of such corporation and is authorized to sign on behalf of such corporation as member of Landlord.

     47.  Radon Gas. Radon is a naturally occurring radioactive gas that, when
          ---------
it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.

Additional information regarding radon testing may be obtained from public health units. Florida Statute 404.036(a).

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.

                                 ADEVCO CONTACT CENTERS JACKSONVILLE,
                                 LLC, a Georgia limited liability company

                                 By: ADEVCO Corporation, a Georgia corporation, authorized member

                                 By: /s/ David M. Kraxberger
                                    -----------------------------------
                                 Name: David M. Kraxberger
                                      ---------------------------------
                                 Title: President
                                       --------------------------------



                                 "TENANT":

                                 AMERICREDIT FINANCIAL SERVICES, INC.,
                                 a Delaware corporation

                                 By:  /s/ [ILLEGIBLE]
                                    -----------------------------------
                                 Its: Sr. Vice President - Facilities
                                     ----------------------------------
                                 Attest: Michael May
                                        -------------------------------
                                 Its: Assistant Secretary
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                                              (CORPORATE SEAL)

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